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                                                                  EXHIBIT 10.11


                   SECOND AMENDMENT TO INTERCREDITOR AGREEMENT


         THIS AGREEMENT is made and entered into between and among AMSOUTH BANK, successor in interest by merger to First American National Bank (hereinafter referred to as "AmSouth" or as "First American"), GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, being one and the same as GMAC-CM Commercial Mortgage Corporation ("GMAC"), ADVOCAT INC., a Delaware corporation (herein referred to as "Advocat"), DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation and wholly-owned subsidiary of Advocat ("DMS"), ADVOCAT FINANCE, INC., a Delaware corporation and wholly-owned subsidiary of DMS ("AFI"), DIVERSICARE LEASING CORP., a Tennessee corporation and wholly-owned subsidiary of AFI ("DLC"), ADVOCAT ANCILLARY SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("AAS"), DIVERSICARE CANADA MANAGEMENT SERVICES CO., INC., a corporation organized under the laws of Canada and wholly-owned subsidiary of DLC ("DCMS"), DIVERSICARE GENERAL PARTNER, INC., a Texas corporation and wholly-owned subsidiary of DLC ("DGP"), FIRST AMERICAN HEALTH CARE, INC., an Alabama corporation and wholly-owned subsidiary of DLC ("FAHC"), DIVERSICARE LEASING CORP. OF ALABAMA, an Alabama corporation and wholly-owned subsidiary of DLC ("DLCA"), ADVOCAT DISTRIBUTION SERVICES, INC., a Tennessee corporation and wholly-owned subsidiary of DMS ("ADS"), DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation and a wholly-owned subsidiary of AFI ("DALS"), DIVERSICARE ASSISTED LIVING SERVICES, NC, LLC, a Tennessee limited liability company formed by DMS and DALS ("DALS-NC"), DIVERSICARE ASSISTED LIVING SERVICES, NC I, LLC, a Delaware limited liability company ("DALS-NC I"), DIVERSICARE ASSISTED LIVING SERVICES, NC II, LLC, a Delaware limited liability company ("DALS-NC II") both of DALS-NC I and DALS-NC II being subsidiary entities of DALS-NC, STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation and wholly-owned subsidiary of DLC ("SHCM"), DIVERSICARE AFTON OAKS, LLC, a Delaware limited liability company ("DAO"), DIVERSICARE GOOD SAMARITAN, LLC, a Delaware limited liability company ("DGS"), DIVERSICARE PINEDALE, LLC, a Delaware limited liability company ("DP"), and DIVERSICARE WINDSOR HOUSE, LLC, a Delaware limited liability company ("DWH"), each of DAO, DGS, DP and DWH being subsidiary entities of DLC (Advocat and all of its direct and indirect subsidiaries, as identified hereinabove, being sometimes referred to herein collectively as the "Debtors," whether in their capacity as a Borrower, Guarantor, Pledgor, Subsidiary or otherwise, as set forth in the instruments and documents evidencing indebtedness owing by some or all of such entities to AmSouth and/or GMAC-CM). Wherever "GMAC" appears herein, it shall mean and refer to "GMAC-CM" as set forth in the Intercreditor Agreement, as defined herein.

                                  WITNESSETH:

         WHEREAS, First American and GMAC, as Lenders, and Advocat and certain of its subsidiaries entered into an Intercreditor Agreement dated December 27, 1996 as amended by First Amendment to Intercreditor Agreement dated as of June 4, 1999 (the "Intercreditor Agreement"), setting forth the relative rights and priorities between First American and GMAC as to collateral for indebtedness owing to such parties, as more particularly set forth therein; and


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         WHEREAS, in connection with restructuring of indebtedness owing by the
Debtors to AmSouth, which is successor in interest to First American, and GMAC, the parties have agreed to amend the Intercreditor Agreement, as set forth herein.

         NOW, THEREFORE, for and in consideration of the premises, the mutual benefit to the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby covenant, amend and agree as follows:

         1. GMAC consents to the entering into between AmSouth and Debtors of the Master Amendment to Loan Documents and Agreement of even date herewith (the "Master Amendment"), and to the undertakings, covenants and agreements contained therein. GMAC shall join as a party to the Master Amendment.

         2. AmSouth and Debtors have agreed in the Master Amendment that all collateral held by AmSouth as security for indebtedness shall secure all indebtedness and obligations now or hereafter owing by any, some or all of Debtors to AmSouth, whether now existing or hereafter arising. In order to conform the Intercreditor Agreement to this understanding, and to restate and clarify the relative priorities of AmSouth and GMAC in the collateral which is the subject of the Intercreditor Agreement, the Intercreditor Agreement is amended as follows:

                  (a) The definition of "Debtors," set forth in Section 1, "Definitions," is expanded to include, in addition to the parties originally contained within such definition, all additional parties defined as one of the Debtors as set forth in this instrument.

                  (b) The definition of "First American Claim," set forth in Section 1, "Definitions," is expanded to include, in addition to the indebtedness and obligations originally included within such definition, the following:

         and any and all indebtedness and obligations now or hereafter owing to AmSouth by any, some or all of Debtors.

                  (c) Schedule A-1 to the Intercreditor Agreement is the "Description of First American Collateral." Schedule A-1 lists all "First American Collateral" in seven numbered items. Schedule A-1 further identifies the first five of these seven numbered items as "First American Priority Collateral" by placement of an asterisk ("*") before such five items. Item 2, which is equipment, furnishings and furniture of Debtors, item 3, which is general intangibles and other personal property of Debtors, and item 4, which is inventory of Debtors, each contain the following exclusion from the Description of First American Collateral:

         but excluding the GMAC Priority Collateral.

         It was the intention of the parties in the Credit Agreement, as defined in the Intercreditor Agreement, that AmSouth would have a first priority security interest in equipment, furnishings and furniture, general intangibles and other personal property, and inventory of Debtors, except that AmSouth would have a second priority security interest in such items located at Projects financed under the Acquisition Line of GMAC, subject to the first priority security interest in favor of GMAC. This understanding is expressed in Section 4.1, subsection (a), of the Credit Agreement. Accordingly, items 2, 3 and 4 of the Description of First American Collateral contained in Schedule A-1 are modified to delete the following language from the end of each of such items:


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         but excluding the GMAC Priority Collateral

and to replace such deleted language with the following:

         provided, however, those of such items which are located at the Projects financed under the Acquisition Line of GMAC, whether now existing or hereafter acquired or arising, shall not be First American Priority Collateral and shall be subject to the prior security interest of GMAC.

                  (d) Schedule A-2, of the Intercreditor Agreement is the "Description of GMAC Collateral." Schedule A-2 lists the GMAC Collateral in seven items and specifies that items 2 through 6 are GMAC Priority Collateral by placement of an asterisk ("*") at the beginning of these items.

         It was the intention of the parties in the Credit Agreement that First American shall have a first priority security interest in all accounts receivable of the Debtors. Section 4.1, subsection (a), of the Credit Agreement sets forth the agreement of the parties with respect to the priority of security interests in accounts receivable. This agreement of the parties as to accounts receivable is reflected in the fact that item 1, which relates to accounts receivable generated by Projects financed under the Acquisition Line of GMAC, is not GMAC Priority Collateral. However, item 5 includes as GMAC Priority Collateral "Accounts..., Medicaid contracts, [and] Medicare contracts" arising from Projects financed by the Acquisition Line of GMAC. In order to clarify that these items are not a part of the GMAC Priority Collateral, the following is added at the end of item 5:

         provided that Accounts, and receivables under Medicaid contracts and Medicare contracts shall not be a part of the GMAC Priority Collateral (it being the intent of the parties that the actual Medicaid and Medicare contracts shall remain GMAC Priority Collateral).

                  (e) Notices to AmSouth and GMAC as set forth in Section 9, subsection (b), "Miscellaneous," shall be to the following addresses, in lieu of those originally set forth:

         as to AmSouth:    AmSouth Bank
                           Attention: Robert Hart
                           AmSouth Center
                           315 Deaderick Street
                           Nashville, TN 37237

         with a copy to:   G. Rhea Bucy, Esq.
                           Gullett, Sanford, Robinson & Martin, PLLC
                           Third Floor
                           230 Fourth Avenue North
                           P.O. Box 198888
                           Nashville, TN 37219-8888

         and as to GMAC:
                           -------------------------------------------

                           -------------------------------------------

                           -------------------------------------------

                           -------------------------------------------


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         with a copy to:   Kay K. Bains, Esq.
                           Walston, Wells, Anderson & Bains, LLP
                           505 20th Street, North, Suite 500
                           Birmingham, AL 35203-2605

         3. This instrument contains the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified except by a subsequent agreement in writing executed between the parties hereto, provided that any agreement modifying the relative priority or rights to exercise of remedies as to any collateral held by AmSouth or GMAC may be modified solely by an instrument executed between AmSouth and GMAC without joinder of any of Debtors. This Agreement shall be governed by the laws of the State of Tennessee. This agreement is severable such that the invalidity or unenforceability of any provision hereof shall not impair the validity or enforceability of the remaining provisions. This Agreement shall be binding upon the parties hereto, their successors and lawful assigns. This Agreement is solely for the benefit of AmSouth and GMAC and may not be relied upon by Debtors or by any third parties, none of whom shall have any rights hereunder. Debtors have executed this Agreement solely to facilitate the terms hereof and to further acknowledge the security interests which are the subject hereof. This Agreement may be executed in multiple counterparts, which when taken as a whole shall constitute a complete instrument. Facsimile signatures shall be effective as originals.

         IN WITNESS WHEREOF, the parties hereto have executed this instrument this ____ day of November, 2000.


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                                    AMSOUTH BANK, successor in interest by
                                    merger to First American National Bank



                                    By:  /s/ Robert Hart
                                        ---------------------------------------
                                        Robert Hart, Senior Vice President

                                    GMAC COMMERCIAL MORTGAGE
                                    CORPORATION, a California corporation



                                    By:
                                        ---------------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------

                                    DIVERSICARE MANAGEMENT
                                    SERVICES CO., a Tennessee corporation



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------

                                    ADVOCAT INC., a Delaware corporation



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------

                                    DIVERSICARE LEASING CORP.,
                                    a Tennessee corporation



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------

                                    ADVOCAT ANCILLARY SERVICES,
                                    INC., a Tennessee corporation



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------


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                                    DIVERSICARE CANADA
                                    MANAGEMENT SERVICES CO.,
                                    INC., an Ontario, Canada corporation



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------

                                    DIVERSICARE GENERAL PARTNER,
                                    INC., a Texas corporation



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------




                                    FIRST AMERICAN HEALTH CARE,
                                    INC., an Alabama corporation



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------

                                    ADVOCAT DISTRIBUTION SERVICES,
                                    INC., a Tennessee corporation



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------

                                    ADVOCAT FINANCE, INC.,
                                    a Delaware corporation



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------


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                                    DIVERSICARE LEASING CORP. OF
                                    ALABAMA, INC., an Alabama corporation



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------

                                    DIVERSICARE ASSISTED LIVING
                                    SERVICES, INC., a Tennessee corporation



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------




                                    DIVERSICARE ASSISTED LIVING
                                    SERVICES, NC, LLC,
                                    a Tennessee limited liability company



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------

                                    DIVERSICARE ASSISTED LIVING
                                    SERVICES NC I, LLC,
                                    a Delaware limited liability company



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------



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                                    DIVERSICARE ASSISTED LIVING
                                    SERVICES NC II, LLC,
                                    a Delaware limited liability company



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------

                                    STERLING HEALTH CARE
                                    MANAGEMENT, INC., a Kentucky corporation



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------

                                    DIVERSICARE AFTON OAKS, LLC,
                                    a Delaware limited liability company



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------




                                    DIVERSICARE GOOD SAMARITAN,
                                    LLC, a Delaware limited liability company



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------

                                    DIVERSICARE PINEDALE, LLC,
                                    a Delaware limited liability company



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------

                                    DIVERSICARE WINDSOR HOUSE, LLC,
                                    a Delaware limited liability company



                                    By:  /s/ James F. Mills, Jr.
                                        ---------------------------------------
                                        Name:   James F. Mills, Jr.
                                              ---------------------------------
                                        Title:  SR VP & CFO
                                               --------------------------------


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
                                  SCHEDULE A-2


                       DESCRIPTION OF GMAC-CM COLLATERAL





         The following described property and interests in property, together with all proceeds and products thereof and all accessions thereto, as applicable:

         1. All of the right, title and interest of the Pledgors in and to the accounts receivable of the Pledgor generated by the Projects financed under the Acquisition Line, whether now existing or hereafter arising.


         2.* All of the right, title and interest of the Pledgor in and to all equipment, furnishings, and furniture of the Pledgor located at the Projects financed under the Acquisition Line, whether now owned or hereafter acquired (excluding equipment leased by the Pledgors).


         3.* All of the general intangibles and other personal property of the Pledgor related to or located at the Projects financed under the Acquisition Line, whether now existing or hereafter acquired or arising.


         4.* All of the right, title and interest of the Debtors in and to all inventory located at the Projects financed under the Acquisition Line, whether now owned or hereafter acquired.


         5.* A deed of trust/mortgage or other appropriate security instruments granting to GMAC-CM a lien on the applicable Project real property and assets, including furniture, fixtures, Equipment, Inventory, General Intangibles, Accounts, licenses, Medicaid contracts, Medicare contracts and other personal property of the Project, whether now owned or hereafter acquired by the Borrower.


         6.* A collateral assignment in favor of GMAC-CM of all right, title and interest in and to management contracts related to the management of the Project financed by the Project Loan.


         7. A pledge of all of the outstanding stock of DLC, DMS, Borrower and the Subsidiaries, and of any subsidiaries of any Subsidiary (including any subsidiaries formed or acquired after the date hereof).


----------------------------
* GMAC-CM Priority Collateral